UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 6, 1997

                  CHESAPEAKE ENERGY CORPORATION
      (Exact name of registrant as specified in its Charter)

         Oklahoma                1-13726             73-1395733
(State or other jurisdiction   (Commission        (IRS Employer
      of incorporation)        File Number)    Identification No.)

      6100 North Western Avenue, Oklahoma City, Oklahoma     73118
          (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (405) 848-8000
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Item 5.  Other Events.

          On March 6, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing that it intended to privately place to qualified institutional buyers and certain institutional accredited investors approximately $200 million of long-term debt, in a transaction not registered under the Securities Act of 1933, as amended (the "Securities Act"). Such press release was issued in reliance upon Rule 135c promulgated under the Securities Act. The March 6, 1997 press release is incorporated herein by this reference as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

    (c)   Exhibits.

          99.  Press Release issued by Chesapeake
               on March 6, 1997.
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                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                CHESAPEAKE ENERGY CORPORATION


March 6, 1997                    By  MARCUS C. ROWLAND
                                     Marcus C. Rowland
                                     Vice President and Chief
                                     Financial Officer
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                        INDEX TO EXHIBITS

Exhibit   Description                                Method of Filing
-------   -----------                                ----------------

99        Press release issued by the Registrant     Filed herewith
          on March 6, 1997.                          electronically

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